Exhibit 10(r)

                        ASSIGNMENT AND BILL OF SALE


         KNOW ALL MEN BY THESE PRESENTS, that Sealright Co., Inc., a Delaware corporation ("Sealright"), for good and valuable consideration to it in hand paid (receipt of which is hereby acknowledged), does hereby by these presents, irrevocably sell, assign, transfer and deliver unto Sealright Manufacturing - West, Inc., a Missouri corporation ("West"), its successors and assigns, all of Sealright's right, title and interest in and to all of the operating assets of the Engineering Services and of the Packaging Technology Center as described on Exhibit A attached hereto and made a part hereof, (the "Assets") wherever such Assets may be located and whether or not reflected on the balance sheet of Sealright.

         TO HAVE AND TO HOLD, unto West, its successors and assigns, FOREVER.

         Sealright hereby binds itself, its successors and assigns, to forever warrant and defend the title to the Assets unto West, its successors and assigns, against the lawful claims of any and all persons whomsoever.

         Sealright agrees that it shall execute and deliver or cause to be executed and delivered from time to time such instruments, documents, agreements, consents and assurances and take such other actions as West may require to more effectively convey, transfer to and vest in West and to put West in possession of the Assets.

         This instrument shall be binding upon, inure to the benefit of and be enforceable by Sealright and West and their respective successors and assigns.

         The undersigned, West, in connection with the sale, assignment, transfer and delivery of the Assets from Sealright, hereby agrees that it will accept the Assets.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 31st day of December, 1996.


Sealright Co., Inc.                    Sealright Manufacturing - West, Inc.


By /s/ John T. Carper                  By: /s/ John T. Carper
John T. Carper, Senior Vice President  John T. Carper, Senior Vice President

STATE OF KANSAS         )
                   ) ss.
COUNTY OF JOHNSON  )

       This instrument was acknowledged before me on the       day of
December, 1996, by John T. Carper, Senior Vice President of Sealright Co., Inc., a Delaware corporation, on behalf of said corporation.

                             _________________________________________
                             Notary Public


My commission expires:

_____________________




STATE OF KANSAS         )
                   ) ss.
COUNTY OF JOHNSON  )

         This instrument was acknowledged before me on the       day of
December, 1996, by John T. Carper, Senior Vice President of Sealright Manufacturing - West, Inc., a Missouri corporation, on behalf of said corporation.

                             _________________________________________
                             Notary Public


My commission expires:

_____________________